SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

MAXCO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MAXCO LOGO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Maxco, Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Maxco, Inc., a Michigan corporation, will be held at the corporate office, 1118 Centennial Way, Lansing, Michigan on August 28, 2001, at 3:30 p.m. local time for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

1.	To elect nine Directors; and

2.	To transact such other business as may properly come before the meeting.

      In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at July 27, 2001. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting.

By Order of the Board of Directors

Eric L. Cross
Secretary

Lansing, Michigan

July 30, 2001

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

PROXY STATEMENT
PURPOSE OF THE MEETING
VOTING
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER BUSINESS
EXHIBITS

MAXCO, INC.

1118 Centennial Way
Lansing, Michigan 48917

PROXY STATEMENT

      This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Maxco, Inc. (the Company), 1118 Centennial Way, Lansing, Michigan 48917, for use at the Annual Meeting of Shareholders of the Company to be held on August 28, 2001, at 3:30 p.m., or any adjournments thereof. This Proxy Statement is being mailed to Maxco Shareholders on or about August 1, 2001, to all holders of record of common stock of the Company as of the close of business on July 27, 2001.

PURPOSE OF THE MEETING

      The purpose of this Annual Meeting of Shareholders shall be to elect Directors and to transact such other business as may properly come before the meeting.

VOTING

      Common Stock and Series Three Preferred Shares are the only voting stock of the Company. Holders of record at the close of business on July 27, 2001, are entitled to one (1) vote for each share of Common Stock held and twenty (20) votes for each share of Series Three Preferred Stock held. As of June 30, 2001, the Company had 3,101,195 shares of Common Stock and 14,784 shares of Series Three Preferred Stock outstanding. Holders of stock entitled to vote at the meeting do not have cumulative voting rights with respect to the election of Directors.

      All shares represented by proxies shall be voted “FOR” each of the matters recommended by management unless the shareholder, or his duly authorized representative, specifies otherwise or unless the proxy is revoked. Any shareholder who executes the proxy referred to in this statement may revoke it before it is exercised, provided written notice of such revocation is received at the office of the Company in Lansing, Michigan at least twenty-four (24) hours before the commencement of the meeting, or provided the grantor of the proxy is present at the meeting and, having been recognized by the Chairman, announces such revocation in open meeting. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon and return it to the Company.

      Directors are elected by plurality vote, meaning that the nine persons receiving the most votes at the meeting, assuming a quorum is present, are elected as directors of the Company. Most other corporate governance actions, other than elections of directors, are authorized by a majority of the votes cast. Although state law and the articles of incorporation and bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculation as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed vote.

ELECTION OF DIRECTORS

      It is the intention of the persons named in the proxy to vote for election of the following nominees to the Board of Directors to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unavailable, which is not anticipated, the shares may, in the discretion of the proxy holders, be voted for the election of such persons as the Board of Directors may submit. Directors are elected for a term of one (1) year and until their successors are elected and qualified. Proxies will be voted only to the extent of the number of nominees named.

      The following information is furnished concerning the nominees, all of whom have been nominated by the Board of Directors and are presently Directors of the Company.

	Present Position with the		Served as Director
Name	Company and Principal Occupation	Age	of Maxco Since

Max A. Coon	Director, President and Chairman of the Board of MAXCO, INC.	66	1969

Eric L. Cross	Director, Executive Vice President and Secretary of MAXCO, INC.	58	1972

Charles J. Drake	Director of MAXCO, INC., Chairman and Chief Executive Officer of Integral Vision, Inc., a Farmington Hills, Michigan based manufacturer of micro-processor based inspection systems of which Maxco owns 25%.	61	1982

Joel I. Ferguson	Director of MAXCO, INC., President of F&S Development Company, a Lansing, Michigan based company which develops, contracts and/or owns and manages real estate properties	62	1985

Richard G. Johns	Director and Vice President of MAXCO, Inc.	57	1990

David A. Layton	Director of MAXCO, INC. and President of Layton & Richardson, P.C., a Lansing, Michigan based accounting firm.	61	2001

Vincent Shunsky	Director, Vice President of Finance and Treasurer of MAXCO, INC.	52	1983

Michael P. Smorch	Director of MAXCO, INC., and President of Cambridge Securities, Inc., a Lansing, Michigan based securities dealer.	35	2001

Michael W. Wisti	Director of MAXCO, INC., retired President of Atmosphere Annealing, Inc., a Lansing, Michigan based provider of heat treating services which was acquired by Maxco, Inc. in January 1997.	62	1997

      All of the foregoing Directors and nominees have been engaged in the principal occupation specified for the previous five (5) years.

      Messrs. Coon, Shunsky, and Drake are also Directors of Integral Vision, Inc.(formerly, Medar, Inc.), a 25% owned investment of Maxco, Inc. whose stock is traded on the Nasdaq Stock Market.

      Mr. Coon and Mr. Cross are brothers-in-law. There are no other family relationships between any Directors or Executive Officers.

      The Board of Directors has established a Compensation Committee whose members during the year ended March 31, 2001 were Max A. Coon and J. Michael Warren (Mr. Warren resigned from the board effective June 10, 2001). The Compensation Committee is also responsible for administering the Company’s Stock Option Plan, including designating the recipients and terms of specific option grants. The Compensation Committee met one time during the fiscal year to establish compensation levels for the Executive Officers, and to authorize the levels and timing of bonuses. The Company does not have a standing nominating committee.

Audit Committee Report.

      The board of directors has adopted a Charter to govern the operations of its Audit Committee. A copy of this Charter is included as an exhibit to this proxy statement. The Charter requires that, effective June 14, 2001, the Audit Committee shall comprise at least three directors, each of whom are independent of management and the Company, which is defined to mean that they have no relationship that may interfere with the exercise of their independence from management and the Company.

      For the year ended March 31, 2001 the board of directors appointed an Audit Committee whose members were Max A. Coon, Joel I. Ferguson, and J. Michael Warren (Mr. Warren resigned from the board of directors effective June 10, 2001). For the period beginning June 11, 2001, the board of directors has appointed Joel I. Ferguson, David R. Layton and Michael P. Smorch to the Audit Committee. The Audit Committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements to be included in the Company’s Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

      The committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The committee meets with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The committee held one meeting during the year ended March 31, 2001.

      In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

Joel I. Ferguson
David A. Layton
Michael P. Smorch

      During the last fiscal year there were a total of 4 meetings of the Board of Directors. Messrs. Ferguson and Wisti attended less than 75% of the meetings.

Director Compensation

      The Directors of the Company are paid $100 per meeting attended. Fees are not paid to Directors for attendance at committee meetings.

EXECUTIVE OFFICERS

      The following table sets forth information concerning the Executive Officers of the Company.

	Present Position With the
Name	Company and Principal Occupation	Age

Max A. Coon	President, Director and Chairman of the Board of MAXCO, INC.	66

Eric L. Cross	Executive Vice President, Secretary and Director of MAXCO, INC.	58

Carlton F. Fry	Vice President of Human Resources of MAXCO, INC.	53

Richard G. Johns	Vice President and Director of MAXCO, INC.	57

Vincent Shunsky	Vice President of Finance, Treasurer and Director of MAXCO, INC.	52

      All of the foregoing Officers of the Company have been engaged in the principal occupations specified above for the previous five years, except as follows:

      Carlton F. Fry was named as the Company’s Vice President of Human Resources effective April 23, 1998. Prior to that date, Mr. Fry had served as the Company’s Director of Human Resources since June 1994. Before joining Maxco, Mr. Fry was Vice President of Human Resources at Hayes Green-Beach Memorial Hospital, Charlotte, Michigan.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

Compensation Committee Interlocks and Insider Participation

      For the year ended March 31, 2001, the Compensation Committee of the Board of Directors (the “Committee”) consisted of Max A. Coon and J. Michael Warren (Mr. Warren resigned from the board effective June 10, 2001). Although the presence of Mr. Coon on the Committee, as Chief Executive Officer of the Company, could be considered to present a conflict of interest, Mr. Coon’s input is considered very important and he has agreed to abstain from voting on any matter related to his own compensation.

Overview and Philosophy

      The Committee is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

      The objectives of the Company’s executive compensation program are to:

—	Support the achievement of desired Company performance.

—	Provide compensation that will attract and retain superior talent and reward performance.

—	Align the executive officers’ interests with the success of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance.

      The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Compensation Committee will use its discretion to set executive compensation where in its judgment external, internal or an individual’s circumstances warrant it.

Executive Officer Compensation Program

      The Company’s executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

Base Salary

      Base salary levels for the Company’s executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

Annual Incentive Compensation

      The Company’s annual incentive program for executive officers and key managers provides direct financial incentives in the form of an annual cash bonus to executives to achieve the Company’s annual goals. Goals for Company performance are set at the beginning of each fiscal year. In the year ended March 31, 2001, the following measures of Company performance were selected: net sales, consolidated net income, market penetration, and customer satisfaction.

      Specific individual performance was also taken into account in determining bonuses, including meeting department goals, attitude, dependability, cooperation with co-workers, and creativity or ideas that benefit the Company.

Stock Option Program

      The stock option program is the Company’s long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company’s Common Stock.

      On August 25, 1998, the Shareholders ratified an Employee Stock Option Plan to grant options on up to 500,000 shares of the Company’s common stock to officers and key employees of the Company and its subsidiaries. The options which may be granted under this plan may either qualify as “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code, as amended, or may be nonqualified options.

      The stock option plan authorizes a committee of directors to award stock options to key employees, directors or agents of the Company. Stock options are granted at an option price equal to the fair market value of the Company’s Common Stock on the date of grant, have ten year terms and can have exercise restrictions established by the Option Committee. Awards are made at a level calculated to be competitive with companies of comparable size and complexity.

Deferred Compensation

      The Company has two 401(k) Employee Savings Plans covering substantially all employees of the Company. The 401(k) plans are “cash or deferred” plans under which employees may elect to contribute a certain portion of their annual compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution in the percentages specified in the plan documents. In addition, a separate employer contribution may be made at the discretion of the Board. The plans do not contain established termination dates and it is not anticipated that they will be terminated at any time in the foreseeable future.

Benefits

      The Company provides medical benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and

Exchange Commission relating to executive compensation, did not exceed 10% of salary for the year ended March 31, 2001.

Chief Executive Officer

      Max A. Coon has served as the Company’s Chief Executive Officer since 1969. His base salary for the year ended March 31, 2001 was $250,000. No bonus was paid to Mr. Coon for 2001.

      Significant factors in establishing Mr. Coon’s compensation were his strategic and overall management direction of the Company and his position and long service to the Company.

The Compensation Committee

Max A. Coon
J. Michael Warren

Summary Compensation Table

      The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and to the four other executive officers whose compensation exceeded $100,000:

				Long Term Compensation

	Annual Compensation			Other
Name and				Annual		All Other
Principal Position	Year	Salary	Bonus	Comp(1)	Options	Comp(2)

Max A. Coon	2001	250,000	0	400	0	3,800
Chief Executive Officer	2000	250,000	250,000	400	0	3,700
	1999	250,000	0	400	0	3,600

Eric L. Cross	2001	150,000	0	400	0	3,300
Executive Vice President	2000	150,000	125,000	400	0	3,400
	1999	150,000	0	400	0	3,300

Carlton F. Fry	2001	105,000	0	0	0	2,310
Vice President of Human Resources	2000	100,700	26,250	0	0	2,792
	1999	95,000	20,000	0	0	2,530

Richard G. Johns	2001	125,000	20,000	400	0	3,190
Vice President	2000	125,000	0	400	0	2,750
	1999	125,000	0	300	0	2,750

Vincent Shunsky	2001	150,000	0	400	0	3,300
Vice President of Finance	2000	150,000	125,000	300	0	3,700
	1999	150,000	0	400	0	3,300

(1)	Represents annual director fees

(2)	Represents the Company’s 20% match of employee deferrals of currently earned income into the 401(k) Employee Savings Plan and a profit sharing contribution made by the Company for all of its eligible employees to the 401(k) Employee Savings Plan at the rate of 1% of eligible compensation.

Options

      The following table summarizes the value of the options held by the above named individuals at the year end. No options were granted to or exercised by the named individuals during the year ended March 31, 2001. All of the options held by the named individuals are presently exercisable.

Year End Option Values

	Number of	Value of
	Unexercised	Unexercised
Name and	Options at	Options at
Principal Position	Fiscal Year End	Fiscal Year End

Max A. Coon	0	0
Chief Executive Officer

Eric L. Cross	42,500	0
Executive Vice President

Carlton F. Fry	0	0
Vice President of Human Resources

Richard G. Johns	22,500	0
Vice President

Vincent Shunsky	42,500	0
Vice President of Finance

Transactions with Management

      The Company’s joint venture, L/M Associates, LLC, is a 25% partner in CJF Partnership, a real estate development general partnership which owns office building sites for development, along with Max A. Coon and Richard G. Johns, both of whom are directors and executive officers of the Company, and several individuals who are not related to the Company.

Compliance with Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and Executive Officers or beneficial owners of over 10% of any class of the Company’s equity securities to file certain reports regarding their ownership of the Company’s securities or any changes in such ownership. All of the required reports were filed on a timely basis during the year ended March 31, 2001.

COMPARATIVE STOCK PERFORMANCE

      The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five years with the cumulative total return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies) (1) and a peer group of companies (2) over the same period, assuming the investment of $100 in the Company’s Common Stock, the NASDAQ Index and the peer group on March 31, 1996, and reinvestment of all dividends.

[PERFORMANCE GRAPH]

			NASDAQ STOCK
	MAXCO, INC	PEER GROUP	MARKET (U.S.)

3/96	100.00	100.00	100.00
3/97	79.14	96.48	111.14
3/98	106.47	73.97	168.46
3/99	66.91	39.96	227.60
3/00	96.40	40.83	423.34
3/01	86.33	10.52	169.30

(1)	The CRSP Total Return Index for the NASDAQ Stock Market (US Companies) is composed of all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market.

(2)	The peer group consists of ten companies whose stock is publicly traded and whose market capitalizations are slightly above and below the Company’s capitalization in a range from $22.86 million to $23.67 million. Because of the diversified nature of the businesses represented by its subsidiary companies, the Company is unable to identify a published industry or line of business index or a group of peer issuers in comparable businesses which are sufficiently similar to allow meaningful comparison. Therefore, the Company has elected to compare its performance with a group of issuers having similar market capitalizations as allowed by SEC rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following Table sets forth certain information as of June 30, 2001, as to the equity securities of the Company owned beneficially by beneficial owners of 5% or more of the Company’s securities, by each Director and Nominee and by all Directors and Officers of the Company as a group.

	Amount and Nature of
	Beneficial Ownership

		Sole Voting		Shared Voting
		and Investment		and Investment		% of
Name of Beneficial Owner	Title of Class	Power		Power		Class

Max A. Coon(1)	Common Stock	865,009		107,070	(2)	31.3%
	Series Three Preferred Stock			3,240	(3)	21.9%
	Series Four Preferred Stock(4)	7,000				15.1%
	Series Five Preferred Stock(4)	3,816				57.4%

Eric L. Cross	Common Stock	168,775	(5)	88,583	(6)	8.2%

Charles J. Drake		0				*

Joel I. Ferguson	Common Stock	5,000				*

Richard G. Johns	Common Stock	115,160	(7)			3.7%

David R. Layton	Common Stock	0				*

Vincent Shunsky	Common Stock	118,392	(8)	88,583	(9)	6.6%
	Series Three Preferred Stock	30				*

Michael P. Smorch	Common Stock	0				*

Michael W. Wisti	Common Stock	500				*

All Directors and Officers as a group, including the above, totaling in number(10)	Common Stock	1,272,836	(10)	173,737	(11)	45.1%
	Series Three Preferred Stock	30		3,240		22.1%
	Series Four Preferred Stock(4)	7,000				15.1%
	Series Five Preferred Stock(4)	3,816				57.4%

Andrew S. Zynda(12)	Common Stock	327,740		15,000		11.1%
	Series Four Preferred Stock(4)	10,000				21.5%

ROI Capital Management, Inc.(13)	Common Stock	689,954				22.2%

Dimensional Fund Advisors, Inc.(14)	Common Stock	175,700				5.7%

*	Beneficial ownership does not exceed one percent (1%).

(1)	Mr. Coon’s address is 1118 Centennial Way, Lansing, Michigan.

(2)	Represents 18,487 shares owned by Mr. Coon’s immediate family, 55,250 shares held jointly with Mr. Cross and Mr. Shunsky, and a proportionate share of 100,000 shares held by a general partnership in which Mr. Coon is a 1/3 partner.

(3)	Represents shares owned by a charitable foundation of which Mr. Coon is one of the trustees.

(4)	Series Four and Series Five Preferred Stock are both nonvoting.

(5)	Includes options to purchase 42,500 shares.

(6)	Includes 55,250 shares held jointly with Mr. Coon and Mr. Shunsky and a proportionate share of 100,000 shares held by a general partnership in which Mr. Cross is a 1/3 partner.

(7)	Includes options to purchase 22,500 shares.

(8)	Includes options to purchase 42,500 shares.

(9)	Represents 55,250 shares held jointly with Mr. Coon and Mr. Cross and a proportionate share of 100,000 shares held by a general partnership in which Mr. Shunsky is a 1/3 partner.

(10)	Includes options to purchase 107,500 shares.

(11)	Includes 21,770 shares owned by Maxco, Inc. 401(k) Employees Savings Plan of which Messrs. Coon, Shunsky, and Cross are Trustees.

(12)	Mr. Zynda’s address is Box 113, Corwin Road, Williamston, MI 48895

(13)	Information obtained from Schedule 13D dated May 8, 2001, filed with the Securities and Exchange Commission and sent to the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934. The address of ROI Capital Management, Inc. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939.

(14)	Information obtained from Schedule 13G dated February 2, 2001, filed with the Securities and Exchange Commission and sent to the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Ernst & Young LLP served as auditors for the Company for the fiscal year ended March 31, 2001. The Company periodically evaluates its external audit requirements and will make a decision based on cost, response time and quality of services available. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire to do so.

      During the year ended March 31, 2001, Ernst & Young LLP billed the Company for its services as follows:

      Audit Fees. $114,000 for aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the year ended March 31, 2001 and the reviews of the financial statements included in the Company’s quarterly reports filed with the Securities and Exchange Commission during the year.

      There were no additional fees billed for services to the Company other than the above.

SHAREHOLDER PROPOSALS

      Any proposals which shareholders of the Company intend to present at the next annual meeting of the Company must be received by the Company by April 1, 2002, for inclusion in the Company’s proxy statement and proxy form for that meeting. In cases where a shareholder does not seek to have their proposal included in the Company’s proxy materials, no proposal will be considered timely for submission at the next Annual meeting unless it is received by the Company by June 14 , 2002 and, in such case, the Company’s Proxy will provide the management proxies with discretionary authority to vote on such proposal without any discussion of the matter in the Proxy Statement. Proposals should be directed to the attention of Investor Relations at the offices of the Company, 1118 Centennial Way, Lansing, Michigan 48917.

OTHER BUSINESS

      The management knows of no other matters that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgement. The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by use of the mails, Officers and regular employees of the Company may solicit proxies by telephone or in person.

By Order of the Board of Directors

Eric L. Cross
Secretary

EXHIBITS

Charter of the Audit Committee of the Board of Directors of Maxco, Inc.

MAXCO, INC.

AUDIT COMMITTEE CHARTER

Organization

      This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and effective June 14, 2001, shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise.

Statement of Policy

      The audit committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

      The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

      The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

•	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the authority and responsibility to evaluate and, where appropriate, recommend to the Board the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board the selection of the Company’s independent auditors.

•	The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

•	The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards, including those disclosures and discussions which are required under SAS 61 prior to the filing of the Company’s Form 10-Q. The chair of the committee may represent the entire committee for the purposes of this review.

•	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards, including matters required to be discussed by SAS 61. The committee is to make a recommendation to the Board of Directors each year as to whether the audited financial statements be included in the Company’s Annual Report on Form 10-K filing with the Securities Exchange Commission. The committee will review the required disclosures to be made by the Company in the annual proxy statement of the Company and approve such disclosures prior to filing with the securities Exchange Commission.

Adopted April 20, 2000

0358-PS-2001

MAXCO, INC.
Proxy Solicited on behalf of the Board of Directors
for Annual Meeting of Shareholders to be Held August 28, 2000.

      The undersigned hereby constitutes and appoints Max A. Coon and Eric L. Cross, and each or any of them, attorney and proxy for and in the names and stead of the undersigned, to vote all stock of Maxco, Inc. (Maxco) on all matters, unless the contrary is indicated herein, at the Annual Meeting of Shareholders to be held at the corporate office, 1118 Centennial Way, Lansing, Michigan, on August 28, 2000 at 3:30 p.m. local time or at any adjournments thereof, according to the number of votes that the undersigned could vote if personally present at said meeting. The undersigned directs that this proxy be voted as follows:

1.	ELECTION OF DIRECTORS

FOR all nominees listed below (except as marked to the contrary below).

M. Coon E. Cross C. Drake J. Ferguson R. Johns	D. Layton V. Shunsky M. Smorch M. Wisti

WITHHOLD AUTHORITY to vote for all nominees listed below

                  INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee write that nominee’s name in the space provided below:

      In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.

      This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposal 1.

DATED:	,2001

      NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.